                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 9, 1996


                                  EQUIFAX INC.
             (Exact name of registrant as specified in its charter)


         GEORGIA                       1-6605                    58-0401110
  (State or other juris-             (Commission              (I.R.S. Employer
 diction of incorporation)           File Number)            Identification No.)


                          1600 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
                    (Address of principal executive offices)


                                 (404) 885-8000
              (Registrant's telephone number, including area code)



                                  Page 1 of 5
                            Exhibit Index on Page 3
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Item 5.   Other Events
-------   ------------

          Attached hereto as Exhibit 99 is a press release, dated December 9, 1996, announcing Equifax Inc.'s plan to spin off its insurance-related businesses, which is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                    EQUIFAX INC.
                                    (Registrant)


Date:  December 9, 1996             By:/s/ D. W. McGlaughlin
                                       -------------------------------
                                       D. W. McGlaughlin
                                       President and Chief
                                       Executive Officer



                                  Page 2 of 5
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                                 EXHIBIT INDEX



   Exhibit              Description of Exhibit             Page Number
   -------              ----------------------             -----------

     99           Press release, dated December 9, 1996         4




                                  Page 3 of 5